Exhibit 99.5

August 7, 2019

STRICTLY CONFIDENTIAL

Cliff Emmons

Chief Executive Officer IIOT-OXYS, Inc.

705 Cambridge Street

Cambridge, MA 02141

Re:	Advisory Agreement - This agreement supersedes the agreement signed on August 5, 2019.

Dear Mr. Emmons:

This letter (the “Agreement”) constitutes the agreement between IIOT-OXYS, Inc. (the “Company”) and ThinkEquity, a division of Fordham Financial Management, Inc., (“ThinkEquity”) that ThinkEquity shall serve as the exclusive financial advisor to the Company (the “Services”) in connection with a transaction or related series or combination of transactions involving a merger, share capital exchange, asset acquisition, share purchase, reorganization or similar business combination (any or all of the foregoing, a “Business Combination”) between the Company and a target company identified by ThinkEquity, from potential target companies to be introduced to the Company by ThinkEquity from time to time and added to Schedule A hereto (each a “Target”).

A.                    Fees and Expenses. In connection with the Services, the Company shall pay to ThinkEquity (i) a non-refundable cash fee equal to $25,000 to be paid as follows: $15,000 upon execution of this engagement letter and $10,000 thirty (30) days from the date of execution of this engagement letter (or other similar non-binding agreement) to complete a Business Combination with a Target, and (ii) if a Business Combination with a Target is completed, the Company shall pay to ThinkEquity at the closing of the Business Combination a cash fee equal to 7.0% of the aggregate consideration, including non-cash consideration (including but not limited to debt or equity securities), paid and payable to the Target in the Business Combination (subject to a minimum cash fee of $200,000).

B.                    Term and Termination of Engagement. The term (the “Term”) of ThinkEquity’s engagement will begin on the date hereof and end on the first anniversary hereof and after the first anniversary may be extended for any term mutually acceptable to the parties hereto. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution, future transactions and the Company’s obligations to pay fees and reimburse expenses contained herein will survive any expiration or termination of this Agreement.

ThinkEquity	17 State Street, 22nd Floor
A division of Fordham Financial Management, Inc.	New York, NY 10004
Member FINRA – SIPC	Tel: 646-968-9355

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C.                    Use of Information. The Company will furnish ThinkEquity such written information as ThinkEquity reasonably requests in connection with the performance of its Services hereunder. The Company understands, acknowledges and agrees that, in performing its Services hereunder ThinkEquity will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to a Business Combination and that ThinkEquity does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to a Business Combination, including, without limitation, any financial information, forecasts or projections considered by ThinkEquity in connection with the provision of its services.

D.                    Confidentiality. In the event of the consummation or public announcement of any Business Combination, ThinkEquity shall have the right to disclose its participation in such Business Combination, including, without limitation, the placement at its cost of “tombstone” advertisements in financial and other newspapers and journals. ThinkEquity agrees not to use any confidential information concerning the Company provided to ThinkEquity by the Company for any purposes other than those contemplated under this Agreement.

E.                     Non-Circumvention. Without the prior written consent of ThinkEquity, which consent ThinkEquity may withhold in its sole and absolute discretion, neither the Company nor any of its employees, officers, directors, managers, owners or affiliates shall, directly or indirectly, by-pass, compete with, avoid, circumvent, or attempt to circumvent ThinkEquity relative to the Business Combination with a Target.

F.                     Securities Matters. The Company shall be responsible for any and all compliance with the securities laws applicable to it, including Regulation D and the Securities Act of 1933, and Rule 506 promulgated thereunder, and unless otherwise agreed in writing, all state securities (“blue sky”) laws. ThinkEquity agrees to cooperate with counsel to the Company in that regard.

G.	Indemnity.

1.           In connection with the Company’s engagement of ThinkEquity as financial advisor or placement agent, the Company hereby agrees to indemnify and hold harmless ThinkEquity and its Affiliates, and the respective controlling persons, directors, officers, shareholders, agents and employees of any of the foregoing (collectively the “Indemnified Persons”), from and against any and all claims, actions, suits, proceedings (including those of shareholders), damages, liabilities and expenses incurred by any of them (including the reasonable fees and expenses of counsel), (collectively a “Claim”), which are (A) related to or arise out of (i) any actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company, or (ii) any actions taken or omitted to be taken by any Indemnified Person in connection with the Company’s engagement of ThinkEquity, or (B) otherwise relate to or arise out of ThinkEquity’s activities on the Company’s behalf under ThinkEquity’s engagement, and the Company shall advance to any Indemnified Person all expenses (including the reasonable fees and expenses of counsel) incurred by such Indemnified Person in connection with investigating, preparing or defending any such claim, action, suit or proceeding, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party. The Company also agrees to advance and to reimburse each Indemnified Person for all Claims as they are incurred in connection with such Indemnified Person’s enforcement of his or its rights under this Agreement. The Company will not, however, be responsible for any Claim, which is finally judicially determined to have resulted from the gross negligence or willful misconduct of any person seeking indemnification for such Claim. The Company further agrees that no Indemnified Person shall have any liability to the Company for or in connection with the Company’s engagement of ThinkEquity except for any Claim incurred by the Company as a result of such Indemnified Person’s gross negligence or willful misconduct. Notwithstanding the provisions hereof, ThinkEquity’s share of the liability hereunder shall not be in excess of the amount of fees actually received by ThinkEquity under this engagement (excluding any amounts received as reimbursement of expenses incurred by ThinkEquity).

2.           The Company further agrees that it will not, without the prior written consent of ThinkEquity, settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Person from any and all liability arising out of such Claim.

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3.           Promptly upon receipt by an Indemnified Person of notice of any complaint or the assertion or institution of any Claim with respect to which indemnification is being sought hereunder, such Indemnified Person shall notify the Company in writing of such complaint or of such assertion or institution but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, except and only to the extent such failure results in the forfeiture by the Company of substantial rights and defenses. If the Company so elects or is requested by such Indemnified Person, the Company will assume the defense of such Claim, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of the fees and expenses of such counsel. In the event, however, that legal counsel to such Indemnified Person reasonably determines that having common counsel would present such counsel with a conflict of interest or if the defendant in, or target of, any such Claim, includes an Indemnified Person and the Company, and legal counsel to such Indemnified Person reasonably concludes that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to the Company, then such Indemnified Person may employ its own separate counsel to represent or defend him, her or it in any such Claim and the Company shall pay the reasonable fees and expenses of such counsel. Notwithstanding anything herein to the contrary, if the Company fails timely or diligently to defend, contest, or otherwise protect against any Claim, the relevant Indemnified Party shall have the right, but not the obligation, to defend, contest, compromise, settle, assert crossclaims, or counterclaims or otherwise protect against the same, and shall be fully indemnified by the Company therefor, including without limitation, for the reasonable fees and expenses of its counsel and all amounts paid as a result of such Claim or the compromise or settlement thereof. In addition, with respect to any Claim in which the Company assumes the defense, the Indemnified Person shall have the right to participate in such Claim and to retain his, her or its own counsel therefor at his, her or its own expense.

4.           The Company agrees that if any indemnity sought by an Indemnified Person hereunder is held by a court to be unavailable for any reason then (whether or not ThinkEquity is the Indemnified Person), the Company and ThinkEquity shall contribute to the Claim for which such indemnity is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and ThinkEquity on the other, in connection with ThinkEquity’s engagement referred to above, subject to the limitation that in no event shall the amount of ThinkEquity’s contribution to such Claim exceed the amount of fees actually received by ThinkEquity from the Company pursuant to ThinkEquity’s engagement.

5.           The Company’s indemnity, reimbursement and contribution obligations under this Agreement (a) shall be in addition to, and shall in no way limit or otherwise adversely affect any rights that any Indemnified Party may have at law or at equity and (b) shall be effective whether or not the Company is at fault in any way.

H.                    Limitation of Engagement to the Company. The Company acknowledges that ThinkEquity has been retained only by the Company, that ThinkEquity is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of ThinkEquity is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against ThinkEquity or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934), employees or agents. Unless otherwise expressly agreed in writing by ThinkEquity, no one other than the Company is authorized to rely upon this Agreement or any other statements or conduct of ThinkEquity, and no one other than the Company is intended to be a beneficiary of this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by ThinkEquity to the Company in connection with ThinkEquity’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Business Combination, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. ThinkEquity shall not have the authority to make any commitment binding on the Company. The Company agrees that it will perform and comply with the covenants and other obligations set forth in the transaction documents between the Company and its counterparty or parties in a Business Combination and that ThinkEquity will be entitled to rely on the representations, warranties, agreements and covenants of the Company contained in such purchase agreement and related transaction documents as if such representations, warranties, agreements and covenants were made directly to ThinkEquity by the Company.

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I.                       Limitation of ThinkEquity’s Liability to the Company. ThinkEquity and the Company further agree that neither ThinkEquity nor any of its affiliates or any of its their respective officers, directors, controlling persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act of 1934), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract, tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the Services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by ThinkEquity and that are finally judicially determined to have resulted solely from the gross negligence or willful misconduct of ThinkEquity.

J.                      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein. Any disputes which arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City of New York, State of New York. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City of New York, State of New York. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and State of New York. In the event of the bringing of any action, or suit by a party hereto against the other party hereto, arising out of or relating to this Agreement, the party in whose favor the final judgment or award shall be entered shall be entitled to have and recover from the other party the costs and expenses incurred in connection therewith, including its reasonable attorneys’ fees. Any rights to trial by jury with respect to any such action, proceeding or suit are hereby waived by ThinkEquity and the Company.

K.                    Notices. All notices hereunder will be in writing and sent by certified mail, hand delivery, overnight delivery or email, if sent to ThinkEquity, to the address set forth on the first page hereof, or email address: notices@think-equity.com, Attention: Eric Lord. Notices sent by certified mail shall be deemed received five days thereafter, and notices sent by hand delivery or overnight delivery shall be deemed received on the date of the relevant written record of receipt.

L.                     Miscellaneous. This Agreement shall not be modified or amended except in writing signed by ThinkEquity and the Company. This Agreement shall be binding upon and inure to the benefit of each of ThinkEquity and the Company and their respective assigns, successors, and legal representatives. This Agreement constitutes the entire agreement of ThinkEquity and the Company with respect to the subject matter hereof and supersedes any prior agreements. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the Agreement shall remain in full force and effect. This Agreement may be executed in counterparts (including facsimile counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by ThinkEquity and the Company, please sign in the space provided below, whereupon this letter shall constitute a binding Agreement as of the date indicated above.

Yours truly,

THINKEQUITY

A Division of Fordham Financial Management, Inc.

By: /s/ Eric Lord
Name: Eric Lord
Title: Head if Investment Banking

Accepted and agreed to as of
the date first written above:

IIOT-OXYS, INC.

By: /s/ Clifford Emmons

       Name: Clifford Emmons

       Title: CEO

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SCHEDULE A

Duos Technologies Group, Inc.

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